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                                                                    EXHIBIT 10.1

EXECUTION COPY





                                 $1,050,000,000


                         WEATHERFORD INTERNATIONAL, INC.



               ZERO COUPON CONVERTIBLE SENIOR DEBENTURES DUE 2020



                               PURCHASE AGREEMENT








June 26, 2000


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                                                                   June 26, 2000

Morgan Stanley & Co. Incorporated
   1585 Broadway
   New York, New York 10036

Dear Sirs and Mesdames:

     Weatherford International, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to you as the sole purchaser named in Schedule I hereto (the "INITIAL PURCHASER") $910,000,000 principal amount of its Zero Coupon Convertible Senior Debentures due 2020 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of May 17, 1996, as amended by that First Supplemental Indenture dated and effective as of May 27, 1998, as further amended by that Second Supplemental Indenture dated and effective as of June 30, 2000 (collectively, the "INDENTURE") between the Company (or its purchasers) and Bank of New York, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the INITIAL PURCHASER not more than an additional $140,000,000 principal amount of its Zero Coupon Convertible Senior Debentures due 2020 (the "ADDITIONAL SECURITIES") if and to the extent that you, as the sole Manager of the offering, shall have determined to exercise, on behalf of yourself as the INITIAL PURCHASER, the right to purchase such Zero Coupon Convertible Senior Debentures granted to the INITIAL PURCHASER in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES". The Securities will be convertible into shares of the Company's common stock, par value $1.00 per share (the "COMMON STOCK" or the "UNDERLYING SECURITIES").

     The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

     The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company and the Initial Purchaser (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the sale of the Securities, the Company has prepared a final offering memorandum (the "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents


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incorporated by reference therein. The terms "SUPPLEMENT", "AMENDMENT" and
"AMEND" as used herein with respect to the Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of the Memorandum with the Securities and Exchange Commission (the "COMMISSION") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

      (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in this Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and
     (ii) the Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to the Initial Purchaser furnished to the Company in writing by you expressly for use therein.

      (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum, and is duly registered and qualified to transact business and is in good standing in each jurisdiction, domestic or foreign, in which the conduct of its business or its ownership or leasing of property requires such registration or qualification, except to the extent that the failure to be so registered or qualified or be in good standing would not have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries (as defined below), taken as a whole ("MATERIAL ADVERSE EFFECT").

      (c) Each subsidiary of the Company that is a corporation has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its property and to conduct its business as described in the Memorandum, and is duly registered or qualified to transact business and is in good standing in each jurisdiction, domestic or foreign, in which the conduct of its business or its ownership or leasing of property requires such registration or qualification, except to


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     the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Each subsidiary that is not a corporation is duly organized, validly existing and in good standing in the jurisdiction of its organization, with full authority to own, lease and operate its properties and conduct its business as described in the Memorandum, and is duly registered or qualified to do business and is in good standing in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required to conduct its business (whether by reason of the ownership or leasing of property, the conduct of its business or otherwise), except where the failure so to register or qualify or be in good standing would not have a Material
     Adverse Effect. All of the issued and outstanding shares of capital stock of each wholly-owned subsidiary, and all of the issued and outstanding shares of capital stock held or owned by the Company of each subsidiary of the Company that is not a wholly-owned subsidiary, have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, or indirectly through one of its subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance, except for such encumbrances individually or in the aggregate that do not and would not have a Material Adverse Effect.

      (d) This Agreement has been duly authorized, executed and delivered by the Company.

      (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in or incorporated by reference into the Memorandum.

      (f) The shares of Common Stock outstanding on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable.

      (g) The Securities have been duly and validly authorized and, when executed, authenticated, issued and delivered in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be validly issued and delivered, and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief


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     may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought. The Securities, when issued and delivered, will conform, in all material respects, to the description thereof in the Memorandum.

      (h) The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Indenture and the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

      (i) The Indenture has been duly and validly authorized and, when duly executed by the proper officers of the Company and delivered by the Company (assuming the due execution and delivery thereof by the Trustee), will constitute a legal, valid and binding agreement on the part of the Company enforceable against it in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally and
     (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought. The Indenture will be substantially in the form heretofore delivered to the Initial Purchaser.

      (j) The Registration Rights Agreement has been duly authorized, and, when duly executed by the proper officers of the company and delivered by the company (assuming due execution and delivery thereof by the Initial Purchaser), will constitute a legal, valid and binding agreement of the company, enforceable against the Company in accordance with its terms, except (i) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefore may be brought and (iii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by applicable securities laws or the policies underlying such laws. The Registration Rights Agreement will be substantially in the form heretofore delivered to the Initial Purchaser.

      (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture,


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     the Securities and the Registration Rights Agreement does not and will not
     (i) require any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required by the securities or Blue Sky laws of the various states and other jurisdictions, domestic or foreign, in connection with the offer and sale of the Securities and by Federal, state and foreign securities laws with respect to the Company's obligations under the Registration Rights Agreement), (ii) conflict with or constitute a breach of, or a default under, the certificate or articles of incorporation, bylaws or other organizational documents of the Company or any of its subsidiaries or (iii) conflict with or constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violate any law, administrative regulation or court or governmental decree applicable to the Company or any of its subsidiaries, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject which consent, approval, authorization or order, if not obtained, would, or conflict, default, violation, creation or imposition would, for purposes of clauses
     (i) and (iii) only, either individually or in the aggregate, have a Material Adverse Effect.

      (l) Since the respective dates as of which information is given in the Memorandum, except as otherwise stated therein, (i) there has been no Material Adverse Change (as defined below) and no development that could reasonably be expected to have a Material Adverse Change, (ii) there have not been any transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material to the Company and its subsidiaries taken as a whole, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iv) there has not been any material change in the capital stock or material increase in the short-term or long-terms debt of the Company and its subsidiaries taken as a whole.

      (m) Neither the Company nor any of its subsidiaries designated as a Significant Subsidiary on Schedule II hereto is in violation of its certificate or articles of incorporation, by-laws or other organizational documents. Neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation


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     applicable to the Company or any of its subsidiaries or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of its subsidiaries, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any of their respective properties may be bound, which violations or defaults would, either individually or in the aggregate, have a Material Adverse Effect.

      (n) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or its subsidiaries which, considered singly or in the aggregate, may reasonably be expected to result in any material adverse change in business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE CHANGE"), or may reasonably be expected to materially adversely affect the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

      (o) Each of the Company and its subsidiaries has such material permits, licenses, franchise and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own its respective properties and to conduct its business in the manner described in the Memorandum, subject in each case to such qualifications as may be set forth in the Memorandum and except where the failure to have such permits would not have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all its material obligations with respect to such permits, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or which may result in any other material impairment of the rights of the holder of any such permits, subject in each case to such qualifications as may be set forth in the Memorandum and except where the failure so to fulfill or perform or the occurrence of such an event would not have a Material Adverse Effect; and except as described in the Memorandum, none of such permits contains any restriction that is materially burdensome to the Company and its subsidiaries taken as a whole.

      (p) The Company is not, and after giving effect to the offering and sale of the Securities or the Underlying Securities and the application of the proceeds thereof as described in the Memorandum will not be (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 ACT") or (ii) a "holding company" or


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     a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "HOLDING COMPANY ACT").

      (q) Neither the Company nor any affiliate (as such term is defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company directly, or through any agent, (i) has sold, offered for sale, solicited offers to buy or otherwise negotiated, and will not directly or indirectly sell, offer for sale, solicit offers to buy or otherwise negotiate, in respect of, the securities any other security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities, in a manner that would require the registration of the Securities under the Securities Act or (ii) has engaged in any form of general solicitation or general advertising in connection with the offering of the Securities, (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

      (r) Assuming (i) that your representations and warranties in Section 7 hereof are true, (ii) your compliance with the covenants set forth in
     Section 7 hereof and (iii) that each person to whom you offer, sell or deliver the Securities is a Qualified Institutional Buyer the purchase and sale of the Securities pursuant hereto (including your proposed offering of the Securities on the terms and in the manner set forth in the Memorandum and Section 3 hereof) are exempt from the registration requirements of the Securities Act and do not require the qualification of the Indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended (the "1939 ACT").

      (s) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

      (t) Arthur Andersen LLP, who have certified the financial statements of the Company included in or incorporated by reference into the Memorandum (or any amendment or supplement thereto), are independent public accountants within the meaning of the Securities Act and the rules and regulations thereunder.

      (u) The historical consolidated financial statements included or incorporated by reference in the Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial


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     statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

      (v) The shares of Common Stock issuable upon conversion of the Securities will at Closing be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance.

      (w) Neither the filing of the Registration Statement nor the offer and sale of the Securities as contemplated by the Agreement give rise to any rights for or relating to the registration of shares of Common Stock or other securities of the Company.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, to purchase from the Company the principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 55.126% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchaser the Additional Securities, and the Initial Purchaser shall have a one-time right to purchase up to $140,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. If you elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchaser and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated as the Initial Purchaser, it will not, during the period ending 90 days after the date of the Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock,


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whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement, (B) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Initial Purchaser has been advised in writing, (C) options or issuance of stock upon the exercise of outstanding stock options or under the terms of the Company's stock option and employee benefit plans or (D) the issuance of shares of Common Stock or securities convertible or exchangeable into shares of Common Stock as consideration to a seller or sellers in connection with any acquisition of a company or business.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated as the Initial Purchaser, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).

     The Company hereby agrees that it will cause each of its directors and executive officers to enter into separate "lock-up" agreements, each substantially in the form of Exhibit A hereto, relating to sales and certain dispositions of shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock and the exercise of registration rights with respect thereto (the "LOCK-UP AGREEMENTS").

     3. Terms of Offering. You have advised the Company that the Initial Purchaser will make an offering of the Securities purchased by the Initial Purchaser hereunder on the terms to be set forth in the Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.

     4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on June 30, 2000, or at such other time on the same or such other date, not later than July 7, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

     Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the accounts of the Initial Purchaser at 10:00 a.m., New York City time, on the date specified in the notice described in
Section 2 or at such other time on the same or on such other date, in any event not later


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than seven full business days after such specified date as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

     Certificates for the Firm Securities and Additional Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the account of the Initial Purchaser, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

     5. Conditions to the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

      (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

      (b) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this


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     Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

      (c) The Initial Purchaser shall have received on the Closing Date the opinions of Fulbright & Jaworski L.L.P., counsel for the Company, or to the extent permitted by the Initial Purchaser, the Vice President - Legal of the Company, dated the Closing Date, to the effect set forth in Exhibit B. Such opinion(s) shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

      (d) The Initial Purchaser shall have received on the Closing Date an opinion of Andrews & Kurth L.L.P., counsel for the Initial Purchaser, dated the Closing Date, to the effect set forth in Exhibit C.

      (e) The Initial Purchaser shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

      (f) The Lock-Up Agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you or dated as of on or before the date hereof, shall be in full force and effect on the Closing Date.

     The several obligations of the Initial Purchaser to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Securities and other matters related to the issuance of the Additional Securities.


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     6. Covenants of the Company. In further consideration of the agreements of the Initial Purchaser contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

      (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the second business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, and, as promptly as practicable, as many copies of any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

      (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

      (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchaser, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchaser, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

      (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, that the Company will not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or file a general consent to service of process in any jurisdiction or subject itself to income taxes in any jurisdiction in which it is not so subject.

      (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in


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     connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchaser, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in
     Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Initial Purchaser (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of
     Section 10, the Initial Purchaser will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

      (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

      (g) Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

      (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

      (i) During the period of two years after the Closing Date or the Option Closing Date, if later, the Company will not, and will permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

      (j) At the time of the effectiveness of any registration of Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, to qualify the Indenture under the 1939 Act.

     7. Offering of Securities; Restrictions on Transfer. (a) The Initial Purchaser represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Initial Purchaser agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs.

     8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

     (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in either Memorandum or any amendments or supplements thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement unless the reasonableness of such fees and expenses is being challenged in good faith by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser, in each case as set forth in the Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the Initial Purchaser agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any person controlling the Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

     10. Effectiveness; Defaulting Initial Purchaser. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchaser, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

     11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                         Very truly yours,

                                         Weatherford International, Inc.

                                         By: /s/ CURTIS W. HUFF
                                             -----------------------------------
                                             Name:  Curtis W. Huff
                                             Title: Executive Vice President,
                                                    Chief Financial Officer,
                                                    General Counsel and
                                                    Secretary

Accepted as of the date hereof


Morgan Stanley & Co. Incorporated

Acting on behalf of itself as
    the sole Initial Purchaser named in
    Schedule I hereto.

    By:  Morgan Stanley & Co. Incorporated

    By: /s/ STEVEN TRAUBER
        -----------------------------------
    Name:  Steven Trauber
    Title: Vice President

                                                                      SCHEDULE I

                                                 PRINCIPAL AMOUNT OF FIRM
        INITIAL PURCHASER                       SECURITIES TO BE PURCHASED
        -----------------                       --------------------------
        [IMPORT OMITTED]                             [IMPORT OMITTED]





Morgan Stanley & Co. Incorporated                     $910,000,000
                                                       -----------

Total:                                                $910,000,000
                                                       ===========

Total:

     SCHEDULE II

           SIGNIFICANT SUBSIDIARIES OF WEATHERFORD INTERNATIONAL, INC.

ENTERRA COMPRESSION COMPANY                                          - DELAWARE
WEATHERFORD ARTIFICIAL LIFT SYSTEMS, INC.                            - DELAWARE
WEATHERFORD ENTERRA COMPRESSION COMPANY, L.P.                        - DELAWARE
WEATHERFORD U.S., L.P.                                               - LOUISIANA
WEATHERFORD/LAMB, INC.                                               - DELAWARE

                                                                       EXHIBIT A

                            [FORM OF LOCK-UP LETTER]


                            June 26, 2000



Morgan Stanley & Co. Incorporated
   1585 Broadway
   New York, NY 10036

Dear Sirs and Mesdames:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") proposes to enter into a Purchase Agreement (the "PURCHASE AGREEMENT") with Weatherford International, Inc., a Delaware corporation (the "COMPANY"), providing for the offering (the "OFFERING") by Morgan Stanley as the sole Initial Purchaser, of $910,000,000 principal amount of Zero Coupon Convertible Senior Debentures due 2020 (the "SECURITIES"). The Securities will be convertible into shares of common stock, par value $1.00 per share, of the Company (the "COMMON STOCK").

     To induce the Initial Purchaser to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the "FINAL MEMORANDUM"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of

Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will be made only pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and Morgan Stanley

                                         Very truly yours,

                                         ---------------------------------------
                                         (Name)

                                         ---------------------------------------
                                         (Address)

                                                                       EXHIBIT B


                       OPINION OF COUNSEL FOR THE COMPANY

     The opinion of the counsel for the Company, to be delivered pursuant to
Section 5(c) of the Agreement shall be to the effect that:

     1. The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum.

     2. Each of the Companies subsidiaries designated as a "Significant Subsidiary" on Schedule II hereto (a "Significant Subsidiary" and collectively the "Significant Subsidiaries") is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization, with due corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum; and all the outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are held of record by the Company directly, or indirectly through one of the other Significant Subsidiaries.

     3. This Agreement has been duly authorized, executed and delivered by the Company.

     4. The Company has all requisite corporate power and authority to execute and deliver the Registration Rights Agreement and to incur and perform each of its obligations provided for therein. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution and delivery by the other parties thereto, is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (A) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court for which any proceedings therefor may be brought, (C) the provisions relating to liquidated damages are assumed to be reasonable and not a penalty, and (D) as rights to the indemnity and contribution thereunder may be limited by applicable securities laws or the policies underlying such laws.

     5. The Company has all requisite corporate power and authority to execute and deliver the Indenture and to incur and perform each of its obligations provided for therein. The Indenture has be duly and validly authorized, executed and delivered by the Company and, assuming due execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (a) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors' rights generally, (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) that the validity of the waiver of the Company contained in the Indenture of the benefit of any stay or extension laws may be limited under applicable laws.

     6. The Company has all requisite corporate power and authority to execute, issue and deliver the Securities and to incur and perform its obligations provided for therein. The execution and delivery of the Securities have been duly and validly authorized by the Company and, assuming that the Securities are executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture, upon delivery to you against payment therefor in accordance with the terms of this Agreement, the Securities will have been validly issued, executed and delivered, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (A) as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors rights generally and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses end to the discretion of the court before which any proceedings therefor may be brought.

     7. The information contained in the Memorandum under the captions "Description of Debentures", "Description of Capital Stock", "Private Placement" (insofar as it relates to the Agreement) and "Transfer Restrictions" to the extent it purports to summarize the provisions of the Indenture, the Securities and documents, instruments or agreements specifically referred to therein or matters of law or legal conclusions is accurate in all material respects.

     8. Neither the issuance and sale of the Securities, the execution, delivery or performance of the Indenture, the Registration Rights Agreement or this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby and thereby will constitute a breach of, or a default under, (i) the certificate of incorporation or bylaws of the Company or any Significant Subsidiary, (ii) (except such as may have been waived) any agreement, indenture or other instrument relating to the borrowing of money known to such counsel to which the Company or any of the Significant Subsidiaries is a party or by which any of them is bound, or any other agreement identified to such counsel by the Company as being material to the Company and its subsidiaries taken as a whole or (iii) (except with respect to state securities or blue sky laws, as to which such counsel need express no opinion, and except with respect to the federal securities laws other than as stated in such counsel's opinion letter) any law, administrative regulation or court or governmental decree known to such counsel to be applicable to the Company.

     9. No consent, approval or authorization of any federal or state governmental authority, agency or body having jurisdiction over the Company is required for the valid issuance and sale of the Securities to the Initial Purchaser under this Agreement, except as may be required by state securities laws (with respect to which such counsel need express no opinion) and except as to the federal securities laws, the only opinion with respect to which is addressed in the opinion set forth in paragraph 12 below.

     10. The Company's authorized capital stock is as set forth in the Memorandum.

     11. Upon the issuance and delivery of the Securities in accordance with the Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture. The Underlying Securities issuable upon the conversion of the Securities have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Indenture and the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Securities and the shares of Common Stock upon conversion of the Securities will not be subject to any preemptive or rights under the Company's certificate of incorporation, bylaws or the General Corporation Law of the State of Delaware.

     12. The Underlying Securities issuable upon conversion of the Securities have been listed on the New York Stock Exchange, subject only to official notice of issuance.

     13. The Company is not an "investment company" within the meaning of the 1940 Act.

     14. After due inquiry, except as described in the Memorandum, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject other than proceedings which such counsel believes are not likely to have a material adverse effect on the or on the power or ability of the Company to perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture or the Securities or to consummate the transactions contemplated by the Memorandum.

     15. The statements in the Memorandum under the caption "Certain Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States federal tax laws referred to therein, accurately summarize in all material respects the United States federal tax laws referred to therein.

     16. Based upon the representations, warranties and agreements of the Company in Section 1(q), 1(r), 1(r), 6(f), 6(g) and 6(j) of the Agreement and of the Initial Purchaser in Section 7 of the Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under the Agreement or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with Section 7 of the Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or any Underlying Securities issuable upon conversion of the Securities.

     The foregoing opinions shall cover the laws of the United States, the State of Texas and the State of New York and the corporate laws of the State of Delaware. In rendering such opinions, such counsel may rely, to the extent it considers such reliance proper, upon certificates and representations of officers of the Company and its subsidiaries and of government officials. Such other opinions may also be subject to customary qualifications and limitations.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and representatives of the Company, counsel to the Initial Purchaser, representatives of the independent public accountants of the Company, and representatives of the Initial Purchaser at which the contents of the

Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum (except to the extent expressly stated above in its opinion), on the basis of the foregoing (relying as to materiality with respect to matters of fact to a certain extent upon the statements of officers and other representatives of the Company), no facts have come to the attention of such counsel that lead it to believe that the Memorandum, as of its date, and at the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under in which they were made, not misleading; it being understood that such counsel need express no advice or belief as to the financial statements or other statistical or financial data included in the Memorandum.

                                                                       EXHIBIT C


                        OPINION OF ANDREWS & KURTH L.L.P.

     The opinion of Andrews & Kurth L.L.P. to be delivered pursuant to Section 5(d) of this Agreement shall be to the effect that:

     A. The Agreement has been duly authorized, executed and delivered by the Company.

     B. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting enforcement of creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

     C. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Indenture and the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Securities and the Underlying Securities upon conversion of the Securities will not be subject to any preemptive or similar rights under the Company's existing certificate of incorporation, existing bylaws or the General Corporation Law of the State of Delaware as currently in effect.

     D. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except (a) as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting enforcement of creditors' rights generally, (b) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (c) the provisions in the Registration Rights Agreement relating to liquidated damages are assumed to be reasonable and not a penalty and (d) the indemnification and contribution obligations contained in the Registration Rights Agreement and the Indenture and the validity of the waiver of the Company contained in the Indenture of the benefit of any stay or extension laws may be limited under applicable laws.

     E. The information contained in the Memorandum under the captions "Description of Debentures", "Description of Capital Stock", "Private Placement" (insofar as it relates to the Agreement) and "Transfer Restrictions" to the extent it purports to summarize the provisions of the Indenture, the Securities and documents, instruments or agreements specifically referred to therein, or matters of law or legal conclusions is true and correct in all material respects.

     F. Based upon the representations, warranties and agreements of the Company in Sections 1(q), 1(r), 1(r), 6(f), 6(g) and 6(j) of the Agreement and of the Initial Purchaser in Section 7 of the Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under the Agreement or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with Section 7 of the Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company and your representatives, at which the contents of the Memorandum and related matters were discussed. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Memorandum (except to the extent specified in such counsel's opinion), based upon such participation and review (relying as to materiality with respect to factual matters, to a certain extent, upon the officers and other representatives of the Company and your representatives), no facts have come to the attention of such counsel which lead such counsel to believe that as of its effective date the Memorandum or any further amendment made thereto made by the Company prior to the date of such opinion (other than (i) the financial statements included therein, including the notes thereto and auditors' reports thereon and (ii) the other financial and statistical information included therein, as to which such counsel need express no opinion), as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such counsel may state that the opinions set forth above are limited in all respects to matters of the laws of the State of New York and the State of Texas, the General Corporation Law of the State of Delaware and applicable federal law.


                                      C-2